                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    ---------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 22, 1998
                                                        -----------------

               BA Mortgage Securities, Inc. (as depositor under a
   Pooling and Servicing Agreement dated as of December 1, 1998 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-7)
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                    333-53933                   94-324470
----------------------------         ------------            -------------------
(State or Other Jurisdiction         (Commission)             (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)



   345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA 94104
   --------------------------------------------------------------------------
               (Address of Principal Executive Offices)               (Zip Code)



       Registrant's telephone number, including area code: (415) 622-3676
                                                           --------------


                   -------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.  Other Events.

         The tables and materials filed separately under Cover of Form SE in accordance with Rule 311 of Regulation S-T were prepared by NationsBanc Montgomery Securities LLC (the "Underwriter") at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions (as described in the Registrant's Prospectus Supplement dated December 17, 1998 relating to its Mortgage Pass-Through Certificates, Series 1998-7). Accordingly, such tables and other materials may not be relevant or appropriate for investors other than those specifically requesting them.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

                          (See attached Exhibit Index.)



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          BA MORTGAGE SECURITIES, INC.



                                          By: /s/ JOHN ISBRANDTSEN
                                              -------------------------------
                                              Name:    John Isbrandtsen
                                              Title:   Vice President
Dated:  December 22, 1998





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                                  EXHIBIT INDEX


                                                                      Sequentially
Exhibit                                                                 Numbered
Numbers                       Description of Exhibit                     Pages
-------                      ----------------------                   ------------
  8.1       Opinion of Orrick, Herrington & Sutfcliffe LLP,
            dated December 22, 1998, regarding certain tax matters

 23.1 Consent of Orrick, Herrington & Sutcliffe LLP (contained in Exhibit 8.1)

 99.1 Certain computational materials prepared by the Underwriter in connection with Registrant's Mortgage Pass-Through
            Certificates, Series 1998-7 *

-----------------
* Exhibit filed separately under cover of Form SE in accordance with Rule 311 of Regulation S-T.